UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2010 (February 26, 2010)
TENNECO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12387 (Commission File Number)	76-0515284 (I.R.S. Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS (Address of Principal Executive Offices)	60045 (Zip Code)
Registrant’s telephone number, including area code: (847) 482-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-16.1

ITEM 4.01 Changes in Registrant’s Certifying Accountant.
     During 2009, the Audit Committee of Tenneco Inc.’s Board of Directors solicited proposals from the four major accounting firms and conducted an extensive evaluation process in connection with the selection of the Company’s independent auditor for the fiscal year ending December 31, 2010. Following this process, on August 5, 2009, the Audit Committee (i) elected to replace, and thereby dismissed, Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor for the year ending December 31, 2010 and (ii) approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent auditor for 2010. Deloitte continued as the Company’s independent auditor for the fiscal year ending December 31, 2009. With the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 on February 26, 2010, Deloitte was dismissed as the Company’s independent auditor and the Company’s auditor-client relationship with Deloitte effectively ceased.
     Deloitte’s audit report dated February 26, 2010 on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding the Company’s adoption of the new measurement date provisions for defined benefit pension and other postretirement plans. Deloitte’s audit report dated February 26, 2010 and February 27, 2009 on the effectiveness of internal control over financial reporting as of December 31, 2009 and December 31, 2008, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2010 through February 26, 2010, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements. During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2010 through February 26, 2010, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
     The Company has provided Deloitte with a copy of the foregoing statements and has requested and received from Deloitte a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above statements. A copy of the letter from Deloitte is attached as Exhibit 16.1 to this Form 8-K.
     During the two most recent fiscal years and the subsequent interim period from January 1, 2010 through February 26, 2010, neither the Company nor anyone acting on behalf of the Company, consulted PwC regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.
Date: March 3, 2010	By:	/s/ Kenneth R. Trammell
Kenneth R. Trammell
Executive Vice President and Chief Financial Officer